UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

1800 Avenue of the Stars, Second Floor, Los Angeles, California	90067

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 1800 Avenue of the Stars, Second Floor, Los Angeles, California 90067

(Name and address of agent for service)
Registrant’s telephone number, including area code: (310) 556-2721
Date of fiscal year end: November 30, 2006
Date of reporting period: November 30, 2006
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the year ended November 30, 2006 is attached below.

Kayne Anderson

Energy Total Return Fund

ANNUAL REPORT
NOVEMBER 30, 2006

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS

January 23, 2007

Dear Fellow Stockholders:

The year ended November 30, 2006 (“fiscal 2006”) was an active period for Kayne Anderson Energy Total Return Fund (the “Fund”), and we are pleased with our performance during the period despite a challenging fourth quarter. The fourth quarter presented significant challenges due to proposed changes to the taxation of the Canadian Royalty Trust sector.

One of the measures we employ to evaluate our performance is Net Asset Value Return, which is the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment at prices obtained through our dividend reinvestment program. Our Net Asset Value Return was 13.2% for fiscal 2006. For the period, our net asset value per share (“NAV per share”) increased from $24.13 to $25.44 and we paid cash dividends of approximately $1.70 per share. Another measure of our performance is the Market Return, which is equal to the change in share price plus the dividends paid during the period, assuming reinvestment at prices obtained through our dividend reinvestment program. Our Market Return was 27.2% for fiscal 2006.

We were very active on both the investing and capital raising fronts, having made net investments of $205 million and having raised new capital of $300 million. In early fiscal 2006, we implemented a $20 million stock repurchase program to repurchase shares in the open market when the shares were trading at a discount of at least 7% to our net asset value per share. We repurchased 0.8 million shares of common stock at a cost of $17.6 million, with an average discount of approximately 9% to our NAV per share at the time of the repurchase. The program expired on July 31, 2006.

As a result of our capital raising activity and the performance of our investments, our long-term investments have increased in fiscal 2006 to $1.1 billion from $810 million. Investments in equity securities were 86% of the Fund’s long-term investments and fixed income securities comprised the remaining 14%. The Fund’s long-term investments were categorized as follows: MLPs and MLP Affiliates (45%), Canadian Royalty Trusts (24%), Marine Transportation (13%), Coal Companies (8%) and U.S. Royalty Trusts and Other Energy Companies (10%).

Market Overview

One of the benefits of our portfolio is the diversification provided by investing in multiple sectors. This was demonstrated during fiscal 2006 as the total returns varied significantly by sector.

The MLP sector exhibited robust performance in calendar 2006. In calendar 2006, a market-weighted composite of 55 MLPs (the “MLP Composite”) had a total return of 28.1%, driven in large part by an average increase in distributions of 14.6%, which we believe is the strongest year on record for MLP distribution growth. The sectors with the strongest distribution growth were the Coal MLP sector and the Pipeline MLP sector, which increased distributions by an average of 19.8% and 15.2%, respectively. During calendar 2006, 27 MLPs made distribution increases of 5% or more and 20 MLPs made distribution increases of greater than 10%.

The stock market performance of the MLP Composite was strong throughout the first nine months of the calendar year and exceedingly strong during the fourth quarter. We believe that much of the performance during the fourth quarter is attributable to increased investment in the MLP sector following planned changes to the taxation of Canadian Royalty Trusts announced on October 31, 2006. During calendar 2006, long-term interest rates (as measured by 10-year U.S. Treasury notes) increased significantly during the first half of the year and then peaked near the end of the second calendar quarter. During the third and fourth calendar quarters, long-term interest rates declined substantially, ending the year approximately 30 basis points higher than the start of the year, but approximately 50 basis points lower than the peak near the end of the second quarter.

In contrast, the Canadian Royalty Trust sector performed well until mid-year, after which it was negatively impacted by both lower commodity prices and adverse legislative changes in Canada. On October 31, 2006, the Canadian Department of Finance proposed a plan to effectively tax trusts as corporations. The S&P/TSX Capped

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS — (CONTINUED)

Energy Trust Index experienced a 13.1% decline on November 1, 2006 and was down as much as 30.9% during November 2006 from its peak in August. We calculated that a market-weighted composite of 41 Canadian Royalty Trusts had a total return of negative 4.6% for fiscal 2006 and negative 7.4% for calendar 2006. In addition to the proposed taxation, performance was impacted by lower natural gas prices. The NYMEX contract price for near month deliveries of natural gas at Henry Hub decreased during calendar 2006 from approximately $11.00/MMBtu to $6.30/MMBtu.

The Marine Transportation sector, which comprised 13% of our portfolio at fiscal year-end, was relatively flat through mid-June 2006, but experienced significant increases through the end of the calendar year. We calculated that the total return of a market-weighted composite of 29 Marine Transportation companies was 22.5% for calendar 2006. This performance was largely attributable to increases in the charter rates for both the dry bulk and liquid segments.

While representing only a small portion of our portfolio, the Coal sector was very volatile during calendar 2006. Strong gains through early May were followed by sharp declines due to weakening market prices for coal. We actively managed this portion of our portfolio throughout the year and were able to write covered calls on many of our positions in order to mitigate the decline in stock prices. We calculated that a market-weighted composite of eight coal companies had a total return of negative 14.5% for calendar 2006.

2007 Outlook

We believe that the acquisition prospects for MLPs remain good, though activity is expected to be at a substantially lower level than in 2004-2005. While we are concerned that recent acquisition multiples are higher than historical multiples, we expect that acquisitions will continue to be accretive. Furthermore, there has been a significant increase in the number of investment opportunities to expand existing assets, which typically have much higher expected returns (or lower multiples) than acquisitions. We think these internal growth opportunities will be an increasingly important driver of distribution growth over the next several years.

We believe that the total return prospects for the Canadian Royalty Trust sector are good, but will vary widely among the various trusts. As a result, we believe that stock selection will continue to be a critical factor in generating strong returns in this sector. While there remains significant regulatory uncertainty and the risk that cash distributions will be reduced for some trusts as a result of lower commodity prices, we believe much of this risk is reflected in the significantly lower prices compared to mid-year 2006. Some of this risk will be offset by a lower level of acquisition activity and an increasing percentage of capital programs that are funded from internally generated cash flow. We believe there could be significant upside with an upturn in commodity prices or with any relief from the prospective taxation of the Canadian Royalty Trusts as corporations.

We continue to believe that the Marine Transportation sector has attractive long-term prospects, as it will continue to benefit from increasing global trade and economic growth. In the near term, we expect continued volatility in charter rates due to near term uncertainty regarding whether demand growth can absorb the increase in capacity. This variability will continue to result in more volatile share price performance and dividends than in our other transportation/infrastructure segments. To mitigate this, we believe there are a sufficient number of names across the sector that offer intermediate and long-term contracts that support attractive yields.

We expect that the coal segment will continue to experience difficulties during the first half of 2007 as coal prices will remain low until inventory levels are reduced. We expect that industry wide production cuts, coupled with higher summer demand, will help ease inventories throughout the year. We remain very positive on the long-term prospects for coal due to its abundant domestic supply and cost advantages relative to other energy sources.

Fiscal 2006 Financial Highlights

MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 23% of our long-term investments as of November 30, 2006. As a limited partner in the MLPs, we are allocated our

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

LETTER TO STOCKHOLDERS — (CONCLUDED)

pro rata share of the MLP’s taxable income. During fiscal 2006, we estimated that 90% of the MLP distributions received will be treated as a return of capital for tax purposes. Some of our non-MLP equity investments also have dividends or distributions that are treated as a return of capital, in percentages that range between 3% and 100%. For financial reporting purposes, we reflect our dividends and distributions net of the return of capital portion. As a result, only a portion of the cash dividends and distributions received from MLPs and non-MLP equity investments are included in investment income. The portion of the distributions and dividends that we received that are treated as a return of capital are reflected as a reduction in the cost basis of our portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

In fiscal 2006, the Fund had a net increase in net assets resulting from operations of $112.0 million before dividends to preferred stockholders of $13.7 million. The components of this increase are (i) net investment income of $37.2 million, (ii) net realized gains of $14.0 million and (iii) net change in unrealized gains of $60.8 million.

Our net investment income was $37.2 million for fiscal 2006. This consisted of net dividends and distributions of $37.2 million, which was after the deduction of $18.0 million of cash dividends and distributions received by us that were treated as a return of capital and after $4.1 million of foreign taxes. Interest income on repurchase agreements and fixed income investments was $14.7 million. Expenses were $14.7 million, including $11.5 million of investment management fees (net of fee waivers). Investment management fees (net of fee waivers) were equal to an annual rate of 1.05% of average total assets.

Net realized gains for fiscal 2006 were $14.0 million, consisting of realized gains on investments of $6.7 million, gains of $0.3 million on foreign currency transactions, gains of $0.2 million on securities sold short, gains on options of $6.4 million, and $0.4 million of payments to us relating to interest rate swap contracts.

Net change in unrealized gains for fiscal 2006 was $60.8 million, consisting of unrealized gains on investments $62.4 million offset by a decrease in the mark-to-market value of the interest rate swap contracts of $1.0 million and losses on options of $0.6 million.

In fiscal 2006, we paid four quarterly dividends to our common stockholders, which totaled $1.70125 per share. On January 12, 2007, we paid a dividend of $0.445 per share to stockholders of record on December 29, 2006. The payment of this dividend represents our third dividend increase and a 9.5% increase from our initial quarterly dividend paid on October 14, 2005. Management intends to continue paying quarterly dividends and expects to increase its dividends to the extent permitted by increases in the dividends and distributions from its portfolio.

We look forward to continuing to execute on our business plan of achieving high total returns by investing in MLPs, Royalty Trusts and Other Energy Companies. We invite you to visit our website at www.kayneetr.com for the latest updates.

Sincerely,

Kevin McCarthy
Chairman of the Board of Directors,
President, and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments, by Category

Top 10 Holdings, by Issuer (as of November 30, 2006)

		Percent of Total
Holding	Sector	Investments

1. Kinder Morgan Management, LLC	MLP Affiliate	9.2%

2. Plains All American Pipeline, L.P.	MLP	6.5

3. Enterprise Products Partners L.P.	MLP	3.9

4. Kinder Morgan, Inc.	MLP Affiliate	3.7

5. Crosstex Energy, Inc.	MLP Affiliate	3.3

6. Penn West Energy Trust	Canadian Royalty Trust	2.5

7. Bonavista Energy Trust	Canadian Royalty Trust	2.1

8. Harvest Energy Trust	Canadian Royalty Trust	2.1

9. Crescent Point Energy Trust	Canadian Royalty Trust	1.9

10. Targa Resources, Inc.	Private Midstream Company	1.9

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

This discussion contains forward looking statements and good faith estimates. The reader is referred to the disclosure on such matters at the beginning of this annual report.

Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund with an investment objective to obtain a high total return with an emphasis on current income by investing primarily in securities of companies engaged in the energy industry. The Fund’s investments include master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”), marine transportation companies, and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. It is the Fund’s intention to elect to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

During the fiscal year ended November 30, 2006 (“fiscal 2006”), the Fund raised $300 million of auction rate preferred stock and repaid $40 million borrowed under its revolving line of credit. This net increase in capital, as well as the performance of the Funds investments, increased the long-term investments of the Fund to $1.1 billion at November 30, 2006 compared to $810 million at November 30, 2005. As of November 30, 2006, equity and fixed income securities were 86% and 14%, respectively, of the Fund’s long-term investments. At November 30, 2006, the Fund’s long-term investments were as follows:

Long-term Investments

	Amount	Percentage
Category	($ in 000s)	of Total

Equity
MLP & MLP Affiliate	$484,117	45.1%
Canadian Royalty Trust	234,329	21.9
Marine Transportation	132,003	12.3
Coal and Other Energy	55,999	5.2
U.S. Royalty Trust	13,776	1.3
Fixed Income	151,969	14.2

Total	$1,072,193	100.0%

MLP equity securities, which are generally treated as partnerships for federal income tax purposes, comprised 25% of the Fund’s long-term investments as of November 30, 2006. As a limited partner in the MLPs, the Fund is allocated its pro rata share of the MLP’s taxable income. During fiscal 2006, the Fund estimated that 90% of the MLP distributions received would be treated as a return of capital for tax purposes. The Fund’s royalty trusts also have dividends or distributions that are treated as a return of capital, and for fiscal 2006, the Fund estimated that 8% of the Canadian Royalty Trust distributions received would be treated as a return of capital for tax purposes. For financial reporting purposes, the Fund reflects its dividends and distributions net of the return of capital portion. As a result, only 10% of the cash distributions from MLPs received during the fiscal period and only a portion of the dividends and distributions received from non-MLP equity investments are included in investment income. The portion of the distributions and dividends that we received that are treated as a return of capital are reflected as a reduction in the cost basis of the Fund’s portfolio securities, which has the effect of increasing realized and unrealized gains by that same amount.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION — (CONCLUDED)

Performance Review

One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the dividends paid during the period being measured, assuming reinvestment at prices obtained through our dividend reinvestment program. During fiscal 2006, our Net Asset Value Return was 13.2%. During this period, our net asset value per share increased from $24.13 to $25.44, and we paid cash dividends of approximately $1.70 per share. Another measure of our performance is the Market Return, which is equal to the change in share price plus the dividends paid during the period, assuming reinvestment at prices obtained through our dividend reinvestment program. During fiscal 2006, our Market Return was 27.2%.

The Fund paid quarterly dividends totaling $1.70125 per share to its common stockholders during fiscal 2006. Future dividends are subject to, among other things, the operating performance of the Fund, realized gains and unrealized gains.

Financial Review

In fiscal 2006, the Fund had a net increase in net assets resulting from operations of $112.0 million before dividends to preferred stockholders of $13.7 million. The components of this increase are (i) net investment income of $37.2 million, (ii) net realized gains of $14.0 million and (iii) net change in unrealized gains of $60.8 million.

The Fund earned net investment income of $37.2 million during fiscal 2006. This consisted of net dividends and distributions of $37.2 million, which was after the deduction of $18.0 million of cash dividends and distributions received by the Fund that were treated as a return of capital and after $4.1 million of foreign taxes. Interest income on repurchase agreements and fixed income investments was $14.7 million. Expenses were $14.7 million, including $11.5 million of investment management fees (net of fee waivers).

Net realized gains for fiscal 2006 were $14.0 million, consisting of realized gains on investments of $6.7 million, gains on options of $6.4 million, $0.4 million of payments to the Fund relating to interest rate swap contracts, gains of $0.3 million on foreign currency transactions, and gains on securities sold short of $0.2 million.

Net change in unrealized gains for fiscal 2006 was $60.8 million, consisting of unrealized gains on investments of $62.4 million, offset by losses on options of $0.6 million, and a decrease in the mark-to-market value of the interest rate swap contracts of $1.0 million. In order to partially hedge itself against interest rate risk, the Fund had entered into interest rate swap contracts with a notional value of $160 million. As of November 30, 2006, these contracts had a weighted average fixed rate of 4.65% and a weighted average duration of 5.7 years.

Recent Events

On January 12, 2007, the Fund paid a dividend to its common stockholders in the amount of $0.445 per share, for a total of $14.1 million. Pursuant to the Fund’s dividend reinvestment plan, $5.6 million was reinvested into the Fund consisting of 0.2 million newly issued shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2006
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 133.0%
Equity Investments(a) — 114.2%
United States — 85.1%
MLP(b) — 30.8%
Atlas Pipeline Partners, L.P.	170	$8,127
BreitBurn Energy Partners L.P.(c)	50	1,080
Calumet Specialty Products Partners, L.P.	239	9,115
Crosstex Energy, L.P.	120	4,496
Crosstex Energy, L.P. — Senior Subordinated Units, Unregistered(d)(e)	356	11,524
DCP Midstream Partners, LP	54	1,799
Energy Transfer Partners, L.P.	117	6,372
Enterprise Products Partners L.P.	1,514	42,803
Ferrellgas Partners, L.P.	38	896
Global Partners LP	124	2,917
Hiland Partners, LP	56	2,953
Holly Energy Partners, L.P.	102	4,115
Inergy, L.P.	168	4,967
Magellan Midstream Partners, L.P.	270	10,444
Martin Midstream Partners L.P.	209	6,472
Natural Resource Partners L.P.	94	4,905
ONEOK Partners, L.P.	183	11,044
Penn Virginia Resource Partners, L.P.	178	4,555
Plains All American Pipeline, L.P.	1,434	72,413
Regency Energy Partners LP	299	8,039
Sunoco Logistics Partners L.P.	107	5,208
TC PipeLines, LP	42	1,362
Teekay LNG Partners L.P.	99	3,132
TEPPCO Partners, L.P.	92	3,630
TransMontaigne Partners L.P.	51	1,472
Universal Compression Partners, L.P.(c)	224	5,591
Valero L.P.	128	7,043
Williams Partners L.P.	46	1,779

		248,253

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2006
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

MLP Affiliate — 29.3%
Atlas America, Inc.(f)	80	$3,867
Crosstex Energy, Inc.	373	36,226
Enbridge Energy Management, L.L.C.(g)	417	20,562
Energy Transfer Equity, L.P.(b)	545	15,827
Enterprise GP Holdings L.P.(b)	27	933
Hiland Holdings GP, LP(b)	87	2,076
Kinder Morgan, Inc.(h)	396	41,581
Kinder Morgan Management, LLC(g)	2,231	102,634
Magellan Midstream Holdings, L.P.(b)	52	1,157
MarkWest Hydrocarbon, Inc.(h)	89	3,759
ONEOK, Inc.	164	7,091
Penn Virginia Corporation	2	151

		235,864

Marine Transportation — 16.4%
Aries Maritime Transport Limited	812	7,966
Arlington Tankers Ltd.	679	15,556
Danaos Corporation(c)	109	2,451
Diana Shipping Inc.	517	7,936
Double Hull Tankers, Inc.	1,177	16,377
Eagle Bulk Shipping Inc.	395	6,591
Frontline Ltd.(h)	160	5,712
Genco Shipping & Trading Limited	743	17,650
General Maritime Corporation	74	2,596
Nordic American Tanker Shipping Limited	332	10,757
Omega Navigation Enterprises, Inc.	265	4,181
Quintana Maritime Limited	656	6,913
Seaspan Corporation	861	19,011
Ship Finance International Limited	373	8,306

		132,003

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2006
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Coal — 6.9%
Alpha Natural Resources, Inc.(f)	196	$3,090
Arch Coal, Inc.(h)	519	18,621
CONSOL Energy Inc.(h)	205	7,529
Foundation Coal Holdings, Inc.(h)	245	9,077
Massey Energy Company	178	4,893
Peabody Energy Corporation(h)	277	12,745

		55,955

Royalty Trust — 1.7%
Cross Timbers Royalty Trust	33	1,770
Hugoton Royalty Trust	124	3,458
Permian Basin Royalty Trust	304	5,019
San Juan Basin Royalty Trust	91	3,529

		13,776

Total United States (Cost $593,548)		685,851

Canada — 29.1%
Royalty Trust — 29.1%
ARC Energy Trust	767	15,502
Baytex Energy Trust	398	8,055
Bonavista Energy Trust	944	23,818
Bonterra Energy Income Trust	98	2,487
Canadian Oil Sands Trust	133	3,487
Canetic Resources Trust	1,288	18,986
Crescent Point Energy Trust	1,389	21,220
Daylight Resources Trust	442	4,110
Duke Energy Income Fund	69	558
Enerplus Resources Fund	211	9,724
Fairborne Energy Trust	792	6,761
Focus Energy Trust	487	7,995
Fording Canadian Coal Trust	101	2,161

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2006
(amounts in 000’s)

	No. of
Description	Shares/Units	Value

Royalty Trust — (Continued)
Freehold Royalty Trust	34	$435
Harvest Energy Trust	533	12,562
Keyera Facilities Income Fund	76	1,138
NAL Oil & Gas Trust	431	5,231
Paramount Energy Trust	72	937
Pembina Pipeline Income Fund	102	1,352
Pengrowth Energy Trust	216	3,658
Penn West Energy Trust	865	27,627
Peyto Energy Trust	1,044	17,293
PrimeWest Energy Trust	91	2,011
Progress Energy Trust	282	3,235
Provident Energy Trust	176	1,977
Shiningbank Energy Income Fund	493	7,018
Taylor NGL Limited Partnership	86	659
Thunder Energy Trust	333	1,765
Trilogy Energy Trust	280	3,035
Vermilion Energy Trust	335	9,760
Westshore Terminals Income Fund	114	1,181
Zargon Energy Trust	356	8,591

		234,329

Other Energy — 0.0%
Trafalgar Energy Ltd.(f)	12	44

Total Canada (Cost $257,057)		234,373

Total Equity Investments (Cost $850,605)		920,224

	Interest	Maturity	Principal
	Rate	Date	Amount

Fixed Income Investments — 18.8%
United States — 16.0%
MLP Affiliate — 0.5%
Teekay Shipping Corporation	8.875%	7/15/11	$3,912	4,210

Marine Transportation — 0.5%
OMI Corporation	7.625	12/01/13	4,000	4,085

Coal — 3.1%
Alpha Natural Resources, Inc.	10.000	6/01/12	9,825	10,611
Arch Western Finance, LLC	6.750	7/01/13	4,235	4,150
Foundation Coal Holdings, Inc.	7.250	8/01/14	6,920	6,938
Massey Energy Company	6.875	12/15/13	4,000	3,720

				25,419

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2006
(amounts in 000’s)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Other Energy — 11.9%
Allis-Chalmers Energy Inc.	9.000%	1/15/14	$3,000	$3,000
Carrizo Oil & Gas, Inc.	(i)	7/21/10	14,946	15,282
CDX Funding, LLC	(j)	3/31/13	12,000	12,105
Clayton Williams Energy, Inc.	7.750	8/01/13	10,000	9,200
Coldren Resources, Inc.	(k)	7/14/11	1,039	1,047
Coldren Resources, Inc.	(l)	7/14/11	6,461	6,509
Mariner Energy, Inc.	7.500	4/15/13	9,000	8,640
NRG Energy, Inc.	7.375	2/01/16	3,500	3,500
Petrohawk Energy Corporation	9.125	7/15/13	5,500	5,727
SandRidge Energy, Inc.	(m)	11/20/07	2,500	2,506
SemGroup, L.P.	8.750	11/15/15	2,500	2,525
Targa Resources, Inc.	8.500	11/01/13	20,500	20,705
Trident Exploration Corp.	(n)	4/26/11	2,300	2,357
Trident Exploration Corp.	(n)	4/26/12	2,500	2,563

				95,666

Total United States (Cost $130,167)				129,380

Canada — 2.8%
Royalty Trust — 2.8%
Baytex Energy Ltd.	9.625	7/15/10	11,215	11,664
Harvest Operations Corp.	7.875	10/15/11	11,500	10,925

Total Canada (Cost $23,326)				22,589

Total Fixed Income Investments (Cost $153,493)				151,969

Total Long-Term Investments (Cost $1,004,098)				1,072,193

Short-Term Investment — 4.8%
Repurchase Agreement — 4.8%
Bear, Stearns & Co. Inc. (Agreement dated 11/30/06 to be repurchased at $38,286), collateralized by $39,394 in U.S. Treasury Bond Strips (Cost $38,280)	5.270	12/1/06		38,280

Total Investments — 137.8% (Cost $1,042,378)				1,110,473

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONTINUED)
NOVEMBER 30, 2006
(amounts in 000’s, except option contracts written)

	No. of
Description	Contracts	Value

Liabilities
Option Contracts Written(f)
United States
MLP Affiliate
Kinder Morgan Inc., call option expiring 12/16/06 @ $105.00	550	$(41)

Coal
Arch Coal, Inc., call option expiring 12/16/06 @ $35.00	3,583	(555)
CONSOL Energy Inc., call option expiring 12/16/06 @ $35.00	1,500	(323)
Foundation Coal Holdings, Inc., call option expiring 12/16/06 @ $35.00	2,000	(480)
Peabody Energy Corporation, call option expiring 12/16/06 @ $45.00	1,000	(205)

		(1,563)

Marine Transportation
Frontline Ltd., call option expiring 12/16/06 @ $40.00	1,000	(5)

Total Option Contracts Written (Premiums received $1,154)		(1,609)

Unrealized Depreciation on Interest Rate Swap Contracts		(534)
Other Liabilities		(18,117)

Total Liabilities		(20,260)
Unrealized Appreciation on Interest Rate Swap Contracts		1,178
Other Assets		14,672

Total Liabilities in Excess of Other Assets		(4,410)
Preferred Stock at Redemption Value		(300,000)

Net Assets Applicable to Common Stockholders		$806,063

(a)	Unless otherwise noted, equity investments are common units/common shares.

(b)	Securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. Although the Fund had 33.3% of its net assets invested in securities treated as publicly traded partnerships at November 30, 2006, the Fund had less than 25% of its total assets invested in these securities. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Security is currently non-income producing but is expected to pay distributions within the next 12 months.

(d)	Fair valued securities, restricted from public sale. (See Notes 2 and 5).

(e)	Security is currently not paying cash distributions but is expected to pay cash distributions within the next 15 months.

(f)	Security is non-income producing.

(g)	Distributions are paid-in-kind.

(h)	Security or a portion thereof is segregated as collateral on option contracts written.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS — (CONCLUDED)
NOVEMBER 30, 2006

(i)	Floating rate second lien credit facility. Security pays interest at a rate of LIBOR + 600 basis points (11.37% as of November 30, 2006).

(j)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 525 basis points (10.62% as of November 30, 2006).

(k)	Floating rate letter of credit facility. Security pays interest at a rate of LIBOR less 12.5 basis points (5.25% as of November 30, 2006).

(l)	Floating rate senior secured first lien term loan. Security pays interest at a rate of LIBOR + 400 basis points (9.39% as of November 30, 2006).

(m)	Floating rate senior unsecured bridge loan facility. Security pays interest at a rate of LIBOR + 450 basis points (11.00% as of November 30, 2006).

(n)	Floating rate senior secured second lien term loan facility. Security pays interest at a rate of LIBOR + 750 basis points (12.88% as of November 30, 2006).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2006
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value (Cost — $1,004,098)	$1,072,193
Repurchase agreement (Cost — $38,280)	38,280

Total investments (Cost — $1,042,378)	1,110,473
Cash denominated in foreign currency (Cost of $509)	503
Deposits with brokers for option contracts written	577
Receivable for securities sold (Cost — $6,657)	6,657
Interest, dividends and distributions receivable (Cost — $6,676)	6,661
Prepaid expenses	274
Unrealized appreciation on interest rate swap contracts	1,178

Total Assets	1,126,323

LIABILITIES
Payable for securities purchased (Cost — $16,301)	16,301
Investment management fee payable, net of fee waiver	1,029
Call option contracts written, at fair value (Premiums received — $1,154)	1,609
Unrealized depreciation on interest rate swap contracts	534
Accrued directors’ fees and expenses	50
Accrued expenses and other liabilities	737

Total Liabilities	20,260

PREFERRED STOCK
Series A, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series B, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000
Series C, $25,000 liquidation value per share applicable to 4,000 outstanding shares (7,000 shares authorized)	100,000

Total Preferred Stock	300,000

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$806,063

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (32,443,513 shares issued, 31,679,238 shares outstanding and 199,979,000 shares authorized)	$32
Paid-in capital, less distributions in excess of taxable income	750,323
Accumulated net investment income less distributions not treated as tax return of capital	(2,644)
Accumulated net realized gains less distributions not treated as tax return of capital	(9,912)
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	68,264

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$806,063

NET ASSET VALUE PER COMMON SHARE	$25.44

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions (after foreign taxes withheld of $4,083)	$55,226
Return of capital	(17,995)

Net dividends and distributions	37,231
Interest and other fees	14,742

Total Investment Income	51,973

Expenses
Investment management fees	13,695
Administration fees	617
Professional fees	553
Reports to stockholders	293
Custodian fees	292
Directors’ fees	190
Insurance	182
Dividends on securities sold short	36
Other expenses	213

Total Expenses — Before Investment Management Fee Waivers, Interest Expense and Auction Agent Fees	16,071
Investment management fee waivers	(2,155)
Interest expense	127
Auction agent fees	700

Total Expenses	14,743

Net Investment Income	37,230

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments	6,675
Foreign currency transactions	303
Securities sold short	176
Options	6,444
Income from interest rate swap contracts	442

Net Realized Gains	14,040

Net Change in Unrealized Gains/Losses
Investments	62,385
Foreign currency translations	(25)
Options	(543)
Interest rate swap contracts	(989)

Net Change in Unrealized Gains	60,828

Net Realized and Unrealized Gains	74,868

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	112,098
DIVIDENDS TO PREFERRED STOCKHOLDERS	(13,721)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$98,377

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

			For the Period
	For the Fiscal Year		June 28, 2005(1)
	Ended		through
	November 30,		November 30,
	2006		2005

OPERATIONS
Net investment income	$37,230		$7,503
Net realized gains	14,040		3,002
Net change in unrealized gains	60,828		7,436

Net Increase in Net Assets Resulting from Operations	112,098		17,941

DIVIDENDS TO PREFERRED STOCKHOLDERS
Dividends from net investment income	(13,721	)(2)	—

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends from net investment income	(27,243	)(2)	(7,503	)(2)
Dividends from net realized gains	(25,762	)(2)	(1,192	)(2)
Distributions — tax return of capital	(1,088	)(2)	—

Dividends/Distributions to Common Stockholders	(54,093)		(8,695)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 30,000,000 shares of common stock	—		750,000
Proceeds from issuance of 2,200,000 shares of common stock in connection with exercise of overallotment option granted to underwriters of the initial public offering	—		55,000
Underwriting discounts and offering expenses associated with the issuance of common stock	165		(37,383)
Underwriting discounts and offering expenses associated with the issuance of preferred stock	(3,508)		—
Common stock purchased under the share repurchase program (764,275 shares)	(17,640)		—
Issuance of 239,513 shares of common stock from reinvestment of distributions	5,799		—

Net Increase/(Decrease) in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	(15,184)		767,617

Total Increase in Net Assets Applicable to Common Stockholders	29,100		776,863

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	776,963		100

End of period	$806,063		$776,963

(1)	Commencement of operations.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends paid to preferred stockholders and common stockholders for the fiscal years ended November 30, 2006 and November 30, 2005 as either dividends (ordinary income) or distributions (return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$112,098
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(847,545)
Proceeds from sale of investments	642,858
Purchase of short-term investments, net	(25,554)
Realized gains on investments, securities sold short, options and interest rate swap contracts	(13,737)
Return of capital distributions	17,995
Unrealized gains (excluding impact on cash of $6 of foreign currency translations)	(60,834)
Amortization of bond premium	418
Decrease in deposits with brokers	2,419
Increase in receivable for securities sold	(4,228)
Increase in interest, dividend and distributions receivables	(3,318)
Increase in prepaid expenses	(168)
Increase in payable for securities purchased	1,535
Increase in investment management fee payable	377
Increase in option contracts written	527
Decrease in accrued directors’ fees and expenses	(31)
Decrease in accrued expenses and other liabilities	(127)

Net Cash Used in Operating Activities	(177,315)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of auction rate preferred stock	300,000
Repayment of the revolving credit line	(40,000)
Underwriting discount and offering expenses associated with the issuance of shares of common and preferred stock	(3,343)
Shares of common stock repurchased	(17,640)
Cash dividends paid to preferred stockholders	(13,721)
Cash dividends and distributions paid to common stockholders	(48,294)

Net Cash Provided by Financing Activities	177,002

NET DECREASE IN CASH	(313)
CASH — BEGINNING OF YEAR	816

CASH — END OF YEAR	$503

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Fund’s dividend reinvestment plan of $5,799.

During the fiscal year ended November 30, 2006, state taxes paid were $1 and interest paid was $300.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS
(amounts in 000’s, except per share amounts)

			For the Period
	For the Fiscal		June 28, 2005(1)
	Year Ended		through
	November 30,		November 30,
	2006		2005

Per Share of Common Stock
Net asset value, beginning of period	$24.13		$23.84	(2)
Income from Investment Operations(3)
Net investment income	1.17		0.23
Net realized and unrealized gains	2.34		0.33

Total income from investment operations	3.51		0.56

Dividends — Preferred Stockholders(3)
Dividends from net investment income	(0.44)		—

Dividends/Distributions — Common Stockholders(3)
Dividends from net investment income	(0.86)		(0.23)
Dividends from net realized gains	(0.81)		(0.04)
Distributions — tax return of capital	(0.03)		—

Total dividends/distributions — Common Stockholders	(1.70)		(0.27)

Capital Stock Transactions(3)
Effect of common stock repurchased	0.05		—
Underwriting discounts and offering costs on the issuance of common and preferred stock	(0.11)		—

Total capital stock transactions	(0.06)		—

Net asset value, end of period	$25.44		$24.13

Market value per share of common stock, end of period	$25.00		$21.10

Total investment return based on common stock market value	27.17	%(4)	(14.62	)%(4)
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$806,063		$776,963
Ratio of expenses to average net assets, including investment management fee waivers	1.84%		1.47%
Ratio of expenses to average net assets, excluding investment management fee waivers	2.11%		1.72%
Ratio of net investment income to average net assets	4.64%		2.31%
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	12.26%		2.36%
Portfolio turnover rate	63.75	%(6)	23.18	%(6)
Auction Rate Preferred Stock, end of period	$300,000		—
Asset coverage of Auction Rate Preferred Stock	368.69%		—
Average amount of borrowings outstanding per share of common stock during the period	$0.08		—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares outstanding of 31,809,344 and 32,204,000, for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(4)	Not annualized for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends, if any, at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized for periods of less than one full year.

(6)	Not annualized for the period June 28, 2005 through November 30, 2005. For the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, calculated based on the sales of long-term investments of $642,858 and $89,565 divided by the monthly average long-term investment balance of $1,008,403 and $386,316, respectively.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2006
(amounts in 000’s, except option contracts written, share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund commenced investment operations on June 28, 2005 and, prior to such date, had no operations other than the sale and issuance of 4,000 shares of common stock at an aggregate purchase price of $100 to Kayne Anderson Capital Advisors, L.P. (“Kayne Anderson” or the “Adviser”) on May 27, 2005. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE”.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by Kayne Anderson investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of Kayne Anderson. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by Kayne Anderson, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of Kayne Anderson is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of Kayne Anderson, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly tradable (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, Kayne Anderson may determine an amortization schedule for the discount in accordance with a methodology approved by the Valuation Committee.

At November 30, 2006, the Fund held 1.4% of its net assets applicable to common stockholders (1.0% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $11,524.

Any option transaction that the Fund enters into may, depending on the applicable market environments, have no value or a positive/negative value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures maybe required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which Kayne Anderson considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. Kayne Anderson monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At November 30, 2006, there were no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for more detail on option contracts written.

G. Security Transactions and Investment Income — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. For the fiscal year ended November 30, 2006, the Fund estimated that 90% of the MLP distributions received and 8% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $17,995 of dividends and distributions received from its investments. Included in this amount is a reduction of $506 attributable to distributions received in fiscal 2005 based on tax reporting information received by the Fund in fiscal 2006. The return of capital of $17,995 resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $5,583 and $12,412, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

H. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 9. The Fund’s dividends may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the character of the dividend until after the end of the calendar year. The Fund informed its common stockholders in January 2007 that 98 percent of its dividends paid during fiscal year 2006 were ordinary income. Prospectively, the Fund will inform its common stockholders of the character of dividends during that fiscal year in January following such fiscal year.

I. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

J. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. As of November 30, 2006, accumulated dividends and distributions to preferred and common stockholders exceeded accumulated net investment income and net realized gains for GAAP purposes by $14,734. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2006, the principal temporary differences were $9,912 of realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules, and disallowed partnership losses related to the Fund’s MLP investments. For federal income tax purposes, the accumulated dividends and distributions exceeded accumulated net taxable investment income and net taxable realized gains by $2,178 (including $1,088 treated as return of capital). The $2,178 is treated as a reduction to paid in capital. For purposes of characterizing the nature of the dividend to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes is treated as a return of capital. Earnings and profits differ from the taxable income due principally to adjustments related to the Fund’s investments in MLPs.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. At November 30, 2006, the components of the distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Unrealized appreciation	55,707

Total distributable earnings	$55,707

For the fiscal year ended November 30, 2005 the tax character of the $8,695 dividend paid to common stockholders was ordinary income. For the fiscal year ended November 30, 2006, the tax character of the total $54,093 dividends and distributions paid to common stockholders was $53,005 ordinary income. and $1,088 return of capital. For the fiscal year ended November 30, 2006, the tax character of the $13,721 dividend paid to preferred stockholders was ordinary income.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

At November 30, 2006, the identified cost of investments for Federal income tax purposes was $1,054,858, and the cash received on option contracts written was $1,154. At November 30, 2006, gross unrealized appreciation and depreciation of investments and options for Federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$99,593
Gross unrealized depreciation of investments (including options)	(44,433)

Net unrealized appreciation before interest rate swap contracts and foreign currency related translations	55,160
Unrealized appreciation on interest rate swap contracts	568
Unrealized depreciation on foreign currency related translations	(21)

Net unrealized appreciation	$55,707

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not ‘associated’. Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of November 30, 2006, the Fund has not evaluated the impact that will result from adopting FIN 48.

K. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

L. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock and the issuance of each series of the preferred stock were charged to paid-in capital when the shares were issued.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

M. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Concentration of Risk

The Fund’s investment objective is to seek a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

4.	Agreements and Affiliations

The Fund has entered into an Investment Management Agreement with Kayne Anderson under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Adviser, as compensation for the services rendered by it, a management fee, payable monthly, equal on an annual basis to 1.25% of the average monthly total assets of the Fund. During the first year of the Fund’s investment activities (from June 30, 2005 until June 29, 2006), Kayne Anderson had contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.25% of its average monthly total assets. During the second year of investment activities (from June 30, 2006 until June 29, 2007), Kayne Anderson has contractually agreed to waive or reimburse the Fund for fees and expenses in an amount equal on an annual basis to 0.125% of its average monthly total assets. For the fiscal year ended November 30, 2006, the fee waiver amounted to $2,155.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund. See Note 12 — Subsequent Events for more information regarding the Fund’s Investment Management Agreement.

For the fiscal year ended November 30, 2006, KA Associates, Inc., an affiliate of the Adviser, earned approximately $63 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

5.	Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the number of shares/units held, the acquisition date, purchase price, aggregate cost, and fair value as of November 30, 2006, value per share/unit of such security, percent of net assets applicable to common stockholders and percent of total assets which the security comprises:

		Number of		Purchase				Percent of	Percent of
		Shares/Units	Acquisition	Price	Cost	Fair Value	Value per	Net	Total
Investment	Security	(in 000’s)	Date	(in 000’s)	(in 000’s)	(in 000’s)	Share/Unit	Assets(1)	Assets

Crosstex Energy, L.P.	Senior Subordinated Units(2)	356	6/29/06	$10,000	$10,000	$11,524	$32.34	1.4%	1.0%

(1)	Applicable to common stockholders.

(2)	Unregistered security.

6.	Option Contracts Written

Transactions in written call and put options for the fiscal year ended November 30, 2006 were as follows:

	Number of	Premiums
	Contracts	Received

Call Options Written
Options outstanding at beginning of year	1,650	$562
Options written	44,316	8,213
Options written terminated in closing purchase transactions	(2,810)	(685)
Options exercised	(11,179)	(2,499)
Options expired	(22,344)	(4,437)

Options outstanding at end of year	9,633	$1,154

Put Options Written
Options outstanding at beginning of year	400	$65
Options written	3,200	721
Options exercised	(1,976)	(433)
Options expired	(1,624)	(353)

Options outstanding at end of year	—	$—

7.	Investment Transactions

For the fiscal year ended November 30, 2006, the Fund purchased and sold securities in the amount of $847,545 and $642,858 (excluding short-term investments, securities sold short, options and interest rate swaps), respectively.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

8.	Revolving Credit Line

The Fund has an uncommitted revolving credit line with Custodial Trust Company (an affiliate of the administrator, Bear Stearns Funds Management Inc.), under which the Fund may borrow from Custodial Trust Company an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act, subject to certain limitations imposed by the lender. For the fiscal year ended November 30, 2006, the average amount outstanding was $2,468 with a weighted average interest rate of 5.44%. As of November 30, 2006, the Fund had no outstanding borrowings on the revolving credit line. Any loans under this line are repayable on demand by the lender at any time.

9.	Preferred Stock

On December 22, 2005 the Fund issued three series of auction rate preferred stock (“Preferred Stock”) for a total of $300,000. Each series (Series A, Series B and Series C) consists of 4,000 shares and each in the amount of $100,000. The Fund has authorized a total of 21,000 shares of Preferred Stock. The Preferred Stock has rights determined by the Board of Directors. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.

Holders of the Preferred Stock are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rates of Series A, B and C as of November 30, 2006 were 5.09%, 5.17%, and 5.05%, respectively. The weighted average dividend rates of Series A, B and C for the fiscal year ended November 30, 2006, were 4.78%, 4.82% and 4.77%, respectively. Each rate includes the applicable rate based on the latest results of the auction, and does not include commissions paid to the auction agent in the amount of 0.25%. Under the 1940 Act, the Fund may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

The Preferred Stock is redeemable in certain circumstances at the option of the Fund. The Preferred Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio required by law, or fails to cure deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

10.	Interest Rate Swap Contracts

The Fund has entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of November 30, 2006, the Fund has entered into six interest rate swap contracts with UBS AG as summarized below:

	Nominal	Fixed Rate(s)	Floating Rate	Net Unrealized
Termination Dates	Amount	Paid by the Fund	Received by the Fund	Appreciation

11/01/10-12/30/15	$160,000	4.30-5.00%	1-month U.S. Dollar LIBOR	$644

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS — (CONCLUDED)

At November 30, 2006, the weighted average duration of the interest rate swap contracts was 5.7 years and the weighted average fixed interest rate was 4.65%. The Fund is exposed to credit risk on each interest rate swap contract if the counterparty should fail to perform under the terms of each interest rate swap contract.

11.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 31,679,238 shares of common stock outstanding at November 30, 2006, Kayne Anderson owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2006, were as follows:

Shares outstanding at November 30, 2005	32,204,000
Shares repurchased	(764,275)
Shares issued through reinvestment of distributions	239,513

Shares outstanding at November 30, 2006	31,679,238

The Board of Directors of the Fund, at a meeting held on January 23, 2006, authorized management to make open market purchases of its common stock from time to time until April 30, 2006, in an amount up to $20,000 of the Fund’s outstanding shares of common stock if the Fund’s shares are trading at a discount to net asset value of 7% or more. On April 28, 2006, the Board of Directors of the Fund approved an extension of this program until July 31, 2006. The program expired at the close of business July 31, 2006 and during the year ended November 30, 2006, pursuant to the conditions described above, the Fund repurchased 764,275 shares of its common stock for a total cost of $17,640, which represented a discount of approximately 9% to the Fund’s net asset value per share.

12.	Subsequent Events

Effective December 31, 2006, Kayne Anderson assigned the Investment Management Agreement to its subsidiary, KA Fund Advisors, LLC. That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control.

On January 12, 2007, the Fund paid a dividend to its common stockholders in the amount of $0.445 per share, for a total of $14,097. Of this total, pursuant to the Fund’s dividend reinvestment plan, $5,607 was reinvested into the Fund for 231,202 newly issued shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets applicable to common stockholders and cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2006, and the results of its operations, the changes in its net assets applicable to common stockholders, its cash flows, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 29, 2007

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

PRIVACY POLICY NOTICE
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) considers privacy to be fundamental to our relationship with our stockholders. We are committed to maintaining the confidentiality, integrity and security of the non-public personal information of our stockholders and potential investors. Accordingly, we have developed internal policies to protect confidentiality while allowing stockholders’ needs to be met. This notice applies to former as well as current stockholders and potential investors who provide us with nonpublic personal information.

We may collect several types of nonpublic personal information about stockholders or potential investors, including:

•	Information from forms that you may fill out and send to us or one of our affiliates or service providers in connection with an investment in the Fund (such as name, address, and social security number).

•	Information you may give orally to us or one of our affiliates or service providers.

•	Information about your transactions with us, our affiliates, or other third parties, such as the amount stockholders have invested in the Fund.

•	Information about any bank account stockholders or potential investors may use for transfers between a bank account and an account that holds or is expected to hold shares of our stock.

•	Information collected through an Internet “cookie” (an information collecting device from a web server based on your use of a web site).

We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors and persons or entities that are assessing our compliance with industry standards. Such third parties are required to uphold and maintain our privacy policy when handling your nonpublic personal information.

We may disclose information about stockholders or potential investors at their request. We will not sell or disclose your nonpublic personal information to anyone except as disclosed above or as otherwise permitted or required by law.

Within the Fund and our affiliates, access to information about stockholders and potential investors is restricted to those personnel who need to know the information to service stockholder accounts. The personnel of the Fund and our affiliates have been instructed to follow our procedures to protect the privacy of your information.

We reserve the right to change this privacy notice in the future. Except as described in this privacy notice, we will not use your personal information for any other purpose unless we inform you how such information will be used at the time you disclose it or we obtain your permission to do so.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

TAX INFORMATION
(UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its stockholders within 60 days of the Fund’s year end (November 30, 2006) as to the U.S. federal tax status of dividends and distributions received by the Fund’s stockholders in respect of such year. The $1.70 per share dividend and distributions paid in respect of such year, is represented by $1.67 of ordinary income and $0.03 return of capital. The Fund has met the requirements to pass through a portion of its ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income; stockholders generally must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date. For the fiscal year ended November 30, 2006, $0.92 per share of the ordinary income portion of the dividend to common stockholders was considered qualified dividend income provided the holding period requirements and certain other requirements were met.

Ordinary income dividends should be reported as dividend income on Form 1040. To the extent that the distributions represent a return of your investment, they are not taxed as ordinary income dividends and are sometimes referred to as nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund.

Notification for calendar year 2006 was mailed in January 2007. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns. Foreign stockholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Stockholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), hereby adopts the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be determined as follows: (a) If the Fund’s Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) the Fund’s Common Stock’s net asset value on that date or (ii) 95% of the market price of the Fund’s Common Stock on that date; (b) If the Fund’s Common Stock is trading below net asset value at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

4. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

5. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

6. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

7. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than 10 business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

DIVIDEND REINVESTMENT PLAN — (CONCLUDED)
(UNAUDITED)

Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

8. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

9. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

10. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

11. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

12. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

13. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

14. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005
Amended: December 13, 2005

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Independent Directors(1)
Anne K. Costin c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1950)	Director	2-year term (until the 2007 Annual Meeting of Stockhold- ers)/served since May 2005	Ms. Costin is currently an Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the last five years she was Managing Director, and for the three years prior to July 2003 she held the position of Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	Kayne Anderson MLP Investment Company

Steven C. Good c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1942)	Director	3-year term (until the 2008 Annual Meeting of Stockhold- ers)/served since May 2005	Mr. Good is a senior partner at Good Swartz Brown & Berns LLP, which offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Mr. Good founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Kayne Anderson MLP Investment Company; OSI Systems, Inc.; Big Dog Holdings, Inc.; and California Pizza Kitchen, Inc.

Gerald I. Isenberg c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1940)	Director	3-year term (until the 2008 Annual Meeting of Stockhold- ers)/served since May 2005	Since 1995, Mr. Isenberg has served as a Professor at the University of Southern California School of Cinema-Television. Since 2004 he has been a member of the board of trustees of Partners for Development, a non-governmental organization dedicated to developmental work in third-world countries. From 1998 to 2002, Mr. Isenberg was a board member of Kayne Anderson Rudnick Mutual Funds(2). From 1989 to 1995, he was President of Hearst Entertainment Productions, a producer of television movies and programming for major broadcast and cable networks.	Kayne Anderson MLP Investment Company; Partners for Development

Terrence J. Quinn c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1951)	Director	2-year term (until the 2007 Annual Meeting of Stockhold- ers)/served since May 2005	Mr. Quinn has served as President of Private Equity Capital Corp. a private equity investment firm, since 2005. He has also served as Chairman of the Healthcare Group of Triton Pacific Capital Partners, LLC, a private equity investment firms since 2005. Mr. Quinn has also served as President of The Eden Club, a private membership golf club, since 2005. From 2000 to 2003, Mr. Quinn was a co-founder and managing partner of MTS Health Partners, a private merchant bank providing services to publicly traded and privately held small to mid-sized companies in the healthcare industry.	Kayne Anderson MLP Investment Company; Safe Sedation, Inc.; Midland Container Corporation; Home Physicians, Inc.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONTINUED)
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

Interested Director(1) and Officers
Kevin S. McCarthy(3) c/o KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550, Houston, TX 77002 (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer	3-year term as a director (until the 2009 Annual Meeting of Stockhold- ers), elected annually as an officer/served since May 2005	Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson since June 2004. From November 2000 to May 2004, Mr. McCarthy was at UBS Securities LLC where he was Global Head of Energy. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibility for securities underwriting and mergers and acquisitions in the MLP industry. From July 1999 to November 2000, Mr. McCarthy led the energy investment banking activities of PaineWebber Incorporated. From July 1995 to March 1997, he was head of the Energy Group of Dean Witter Reynolds.	Kayne Anderson MLP Investment Company; Kayne Anderson Energy Development Company; Range Resources Corporation; Clearwater Natural Resources, L.L.C.

Terry A. Hart c/o KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550, Houston, TX 77002 (born 1969)	Chief Financial Officer, and Treasurer	Elected annually/served since December 2005	Mr. Hart has served as the Chief Financial Officer of Kayne Anderson Energy Total Return Fund, Inc. since December 2005. Prior to that, Mr. Hart was with Dynegy, Inc. since its merger with Illinova Corp. in early 2000, where he served as the Director of Structured Finance, Assistant Treasurer and most recently as Senior Vice President and Controller.	None

David J. Shladovsky c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1960)	Secretary, and Chief Compliance Officer	Elected annually/served since inception	Mr. Shladovsky has served as a Managing Director and General Counsel of Kayne Anderson since 1997.	None

J.C. Frey c/o Kayne Anderson Capital Advisors, L.P. 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067 (born 1968)	Vice President, Assistant Treasurer, Assistant Secretary	Elected annually/served since June 2005	Mr. Frey has served as a Senior Managing Director of Kayne Anderson since 2004, and as a Managing Director since 2001. Mr. Frey has served as a Portfolio Manager of Kayne Anderson since 2000 and of Kayne Anderson MLP Investment Company since 2004. From 1998 to 2000, Mr. Frey was a Research Analyst at Kayne Anderson.	None

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS — (CONCLUDED)
(UNAUDITED)

Other
	Position(s)			Directorships
Name and Address	Held with	Term of Office/	Principal Occupations	Held by
(Year Born)	Registrant	Time of Service	During Past Five Years	Director/Officer

James C. Baker c/o KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550, Houston, TX 77002 (born 1972)	Vice President	Elected annually/served since June 2005	Mr. Baker has been a Managing Director of Kayne Anderson since December 2004. From April 2004 to December 2004, he was a Director in Planning and Analysis at El Paso Corporation. Prior to that, Mr. Baker worked in the energy investment banking group at UBS Securities LLC as a Director from 2002 to 2004 and as an Associate Director from 2000 to 2002. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated.	None

(1)	Each Director oversees two registered investment companies in the fund complex.

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of Kayne Anderson.

(3)	Mr. McCarthy is an “interested person” of Kayne Anderson Energy Total Return Fund by virtue of his employment relationship with Kayne Anderson, investment adviser of the Fund.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at http://www.kayneetr.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

ANNUAL CERTIFICATION
(UNAUDITED)

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kayneetr.com; or

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kayneetr.com.

SHARE REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
Terrence J. Quinn	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC 1100 Louisiana Street, Suite 4550 Houston, TX 77002	Bear Stearns Funds Management Inc. 383 Madison Avenue New York, NY 10179

1800 Avenue of the Stars, Second Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540	PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kayneetr.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(c) and (d). During the period covered by this report, there was no amendment to, and no waiver granted from, any provision of the code of ethics that applies to the Registrant’s principal executive officer, principal accounting officer, and persons performing similar functions.
(f)(1) Pursuant to Item 12(a), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, and persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee.
(a)(2) The audit committee financial experts are Steven C. Good, Gerald I. Isenberg and Terrence J. Quinn. Mr. Good, Mr. Isenberg and Mr. Quinn are “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2006, and (b) initial fiscal period ended November 30, 2005.

	2006	2005
Audit Fees	$161,000	$104,000
Audit-related Fees	0	0
Tax	130,000	0
Other	0	0

Total	$291,000	$104,000

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either:

(a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.
(e)(2) None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2006 was $130,000, and none for the initial fiscal year ended November 30, 2005. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant for the last fiscal year ended November 30, 2006, and the initial fiscal year ended November 30, 2005.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. Steven C. Good (Chair), Terrence J. Quinn and Gerald I. Isenberg are the members of the Registrant’s audit committee.
Item 6. Schedule of Investments.
     Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser. Effective December 31, 2006, Kayne Anderson Capital Advisors, L.P. assigned its investment management agreement to its subsidiary KA Fund Advisors, LLC (the “Advisor”). That assignment occurred only for internal organizational purposes and did not result in any change of corporate officers, portfolio management personnel or control. The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2006, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is Registrant’s Chief Executive Officer and co-portfolio manager and he has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company since July 2004 and of Kayne Anderson Energy Development Company since September 2006. Mr. McCarthy has served as a Senior Managing Director at Kayne Anderson Capital Advisors, L.P. since June 2004 and of KA Fund Advisers, LLC (collectively with Kayne Anderson Capital Advisors, L.P., “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is Registrant’s Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including service as a co-portfolio manager, Vice President, Assistant Secretary and Assistant Treasurer of Kayne Anderson MLP Investment Company since July 2004 and Kayne Anderson Energy Development Company since September 2006. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) & (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2006. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
Portfolio Manager	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
	Accounts	billions)	Accounts	billions)	Accounts	billions)
Kevin McCarthy	2	$2.0	0	N/A	0	N/A
J.C. Frey	2	$2.0	9	$1.3	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of Kayne Anderson Energy Development Company (“KED”), a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iii) Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on account performance. Information is shown as of November 30, 2006. Asset amounts are approximate and have been rounded.

Registered(1)
	Investment Companies		Other Pooled
Portfolio Manager	(excluding us)		Investment Vehicles		Other Accounts
		Total Assets in the		Total Assets in the		Total Assets in the
	Number of	Accounts ($ in	Number of	Accounts ($ in	Number of	Accounts ($ in
	Accounts	billions)	Accounts	billions)	Accounts	billions)
Kevin McCarthy	2	$2.0	0	N/A	0	N/A
J.C. Frey	2	$2.0	9	$1.3	2	$0.1

(1)	Messrs. McCarthy and Frey serve as portfolio manager of KED, a closed end management investment company that has elected to be treated as a business development company. For purposes of this table, KED is included in the information contained in this column, even though it is not a registered investment company.
(a)(2)(iv) Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to that of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation, as of November 30, 2006:
Messrs. McCarthy and Frey are compensated by Kayne Anderson Capital Advisors, L.P. through partnership distributions from Kayne Anderson Capital Advisors, L.P., based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisors.
(a)(4) As of November 30, 2006, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each portfolio manager in the Registrant is shown below:
Kevin McCarthy: $100,001-$500,000
J.C. Frey: $100,001-$500,000
Through their limited partnership interests in Kayne Anderson Capital Advisors, L.P., which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

			(c) Total Number of	(d) Maximum Dollar
	(a) Total Number		Shares Purchased as	Value that May Yet Be
	of Shares	(b) Average Price	Part of Publicly	Purchased Under the
Period	Purchased	Paid per Share	Announced Programs	Programs
December 1st through December 31st	0	$0	0	$0

January 1st through January 31st	0	0	0	0

February 1st through February 28th	0	0	0	0

March 1st through March 31st	100,012	22.95	100,012	17,704,413

April 1st through April 30th	131,063	22.97	131,063	14,694,185

May 1st through May 31st	327,900	22.99	327,900	7,155,313

June 1st through June 31st	167,600	23.34	167,600	3,244,342

July 1st through July 31st	37,700	23.46	37,700	2,359,753

August 1st through August 31st	0	0	0	0

September 1st through September 31st	0	0	0	0

October 1st through October 31st	0	0	0	0

November 1st through November 30th	0	0	0	0

Total	764,275		764,275

(a)	The program was announced January 30, 2006 and extended on May 1, 2006.

(b)	$20 million of outstanding common stock.

(c)	The expiration date was July 31, 2006.

(d)	The initial program’s expiration date was April 30, 2006.

(e)	Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
     (a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
     (b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
     (a)(1) Code of Ethics attached as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.
     (b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Kayne Anderson Energy Total Return Fund, Inc.

By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy Chairman, President and Chief Executive Officer) (Principal Executive Officer)

Date: February 7, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ KEVIN S. MCCARTHY
Kevin S. McCarthy Chairman, President and Chief Executive Officer) (Principal Executive Officer)

Date: February 7, 2007

By:	/S/ TERRY A. HART
Terry A. Hart Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: February 7, 2007